UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 8, 2006

                       PROTOCALL TECHNOLOGIES INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


         0-51111                                           41-2033500
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(Commission File Number)                       (IRS Employer Identification No.)


          47 MALL DRIVE
         COMMACK, NEW YORK                                 11725-5717
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(Address of Principal Executive Offices)                   (Zip Code)


                                 (631) 543-3655
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On August 8, 2006, Protocall Technologies Incorporated finalized a financing agreement for a $2,000,000 investment by four institutional investors (collectively, the "Investors"). Under the terms of the agreement, we received the initial amount of $700,000, the first of three tranches of the funding which are expected to be completed. Pursuant to this financing, the Investors received callable secured convertible notes totaling $700,000 with a 6% interest rate and a maturity date of August 8, 2009. The notes are convertible, pursuant to their terms, into shares of our common stock based on the average of the lowest three trading prices for our shares of common stock during the 20-trading day period ending on the trading day prior to the date a conversion notice is sent to us, discounted by 50% initially.

         We also issued to the private investors seven-year warrants to purchase 15,000,000 shares of our common stock which are exercisable at an exercise price or $.10 per share.

         We are required to file a Form SB-2 Registration Statement with the SEC by September 22, 2006. We will receive the second tranche of the funding when the Form SB-2 is filed with the SEC ($600,000), and the third and final tranche of the funding ($700,000) when the Form SB-2 is declared effective by the SEC. There are agreed upon penalty provisions if the filing does not become effective by December 6, 2006. The notes are secured by all of our assets.

         On August 10, 2006, we issued a press release relating to the financing. The press release, as well as the agreements relating to the financing, are attached to this Current Report.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits.
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Exhibit No.       Description
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10.1              Securities Purchase Agreement, dated as of August 8, 2006, by and among Protocall Technologies Incorporated ("Protocall") and each of AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC (collectively, the "Investors").

10.2 Form of 6% Callable Secured Convertible Note issued by Protocall to each of the Investors.

10.3 Form of Stock Purchase Warrant issued by Protocall to each of the Investors.

10.4 Registration Rights Agreement, dated as of August 8, 2006, by and among Protocall and each of the Investors.

10.5 Security Agreement, dated as of August 8, 2006, by and among Protocall and each of the Investors.

10.6 Intellectual Property Security Agreement, dated as of August 8, 2006, by and among Protocall and each of the Investors.

99.1              Press Release of Protocall, issued on August 10, 2006.

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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: August 10, 2006

                                PROTOCALL TECHNOLOGIES INCORPORATED



                                By:  /s/ Bruce Newman
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                                     Bruce Newman
                                     President and Chief Executive Officer




























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